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                                                                    Exhibit 23.2




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-2 of our report dated September 11, 1997 included in Thousand Trails, Inc.'s Form 10-K for the year ended June 30, 1997 and to all references to our Firm included in this Registration Statement.


                                                      /s/ Arthur Andersen LLP
Dallas, Texas
  October 9, 1997